                                                                    EXHIBIT 99.1

                 AMES TRUE TEMPER REPORTS SECOND QUARTER RESULTS

CAMP HILL, Pennsylvania, May 9, 2005 - ATT Holding Co., parent of Ames True
Temper, Inc., reported today the results of the Company's fiscal second quarter ended March 26, 2005.

Second Quarter Results (13-week period ended March 26, 2005)

Net sales for the fiscal 2005-second quarter were $133.8 million, a 3.2 percent increase over $129.7 million for the comparable period in fiscal 2004. Net income was $0.2 million for the second quarter of fiscal 2005, compared to $7.0 million in the second quarter of fiscal 2004. Adjusted EBITDA (which is reconciled to net income on the attached table) for the fiscal 2005-second quarter was $15.4 million, compared to $19.2 million for the fiscal 2004-second quarter.

Year-to-Date Results (26-week period ended March 26, 2005)

Net sales for the 26 weeks ended March 26, 2005 were $215.9 million, a 0.8 percent increase over $214.1 million for the 26 weeks ended March 27, 2004. Net loss was $0.9 million for the 26 weeks ended March 26, 2005, compared to net income of $9.7 million for the 26 weeks ended March 27, 2004. Adjusted EBITDA
(which is reconciled to net (loss) income on the attached table) for the 26 weeks ended March 26, 2005 was $22.8 million, compared to $27.8 million for the
26 weeks ended March 27, 2004.

"We have been very pleased with our product placement for the Spring 2005 season, especially with our exciting new products," said Rich Dell, President and CEO. "However, customer comparable store point-of-sale results for the quarter, for our product lines, were below last year. Had the POS results been the same as last year, our sales could have been greater."

Judy Schuchart, VP of Finance and CFO, noted that commodity costs, especially resin, continue to place significant pressure on the Company's margins.

Ames True Temper, Inc. is a leading North American manufacturer and marketer of non-powered lawn and garden tools and accessories.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of
Section 27A of the Securities Act, and Section 21E of the Securities Exchange
Act of 1934. All statements other than statements of historical fact are
"forward-looking statements" for purposes of federal and state securities laws.
Forward-looking statements may include the words "may," "will," "plans,"
"estimates," "anticipates," "believes," "expects," "intends" and similar expressions. Although Ames believes that such statements are based on reasonable assumptions, these forward-looking statements are

subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected or assumed in its forward-looking statements. These factors, risks and uncertainties include, among others, the following:

     *    The Company's liquidity and capital resources;

     *    Sales levels to existing and new customers;

     *    Increased concentration of its customers;

     *    Seasonality and adverse weather conditions;

     *    Competitive pressures and trends;

     *    Changing consumer preferences;

     *    New product and customer initiatives;

     *    Risks relating to foreign sourcing, foreign operations and availability of raw materials;

     *    The Company's ability to successfully consummate and integrate acquisitions; and

     *    General economic conditions.

The Company's actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. The Company can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition.
The Company does not intend, and undertakes no obligation, to update any forward-looking statement.

CONTACT: Eric Aumen, Director, Investor Relations and Public Reporting,
+1-717-730-2933, investor@amestruetemper.com, for Ames True Temper, Inc.

                                 ATT HOLDING CO.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                                                              PREDECESSOR
                                                                                                          ---------------------
                                                                MARCH 26,             SEPTEMBER 25,             MARCH 27,
                                                                  2005                    2004                    2004
                                                            ------------------   -----------------------  ---------------------
                                                               (UNAUDITED)                                     (UNAUDITED)

ASSETS

Current assets:

   Cash and cash equivalents                                       $    618               $  1,250               $  1,700
   Trade receivables, net                                            96,342                 57,904                 95,354
   Inventories                                                      111,099                 98,217                106,008
   Deferred taxes                                                     4,557                  4,387                  9,654
   Other current assets                                               7,502                  6,289                  4,424
                                                            ----------------       ----------------      -----------------
Total current assets                                                220,118                168,047                217,140

Property, plant and equipment, net                                   62,785                 63,677                 30,207
Pension asset                                                           277                    247                 22,803
Intangibles, net                                                     81,735                 82,291                 14,131
Goodwill                                                            157,267                156,563                  9,624
Other noncurrent assets                                              14,424                 12,412                  2,835
                                                            ----------------       ----------------      -----------------
Total assets                                                       $536,606               $483,237               $296,740
                                                            ================       ================      =================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

   Trade accounts payable                                          $ 42,494                $28,926               $ 44,707
   Accrued expenses and other current liabilities                    33,260                 30,278                 29,561
   Revolving loan                                                    31,300                  6,300                 46,518
   Current portion of long-term debt                                      -                  1,400                 11,343
                                                            ----------------       ----------------      -----------------
Total current liabilities                                           107,054                 66,904                132,129

Deferred taxes                                                       25,756                 26,010                 12,936
Long-term debt                                                      299,272                288,600                 52,711
Other liabilities                                                    10,371                 10,334                  4,533
                                                            ----------------       ----------------      -----------------
Total liabilities                                                   442,453                391,848                202,309

Stockholders' equity:

   Preferred stock                                                        -                      -                      -
   Common stock                                                           -                      -                      -
   Additional paid-in capital                                       110,500                110,500                 63,543
   Predecessor basis adjustment                                     (13,539)               (13,539)                     -
   Retained (deficit) earnings                                       (8,698)                (7,820)                27,810
   Accumulated other comprehensive income                             5,950                  2,248                  3,079
                                                            ----------------       ----------------      -----------------
                                                                     94,213                 91,389                 94,432
   Treasury stock, at cost                                              (60)                     -                     (1)
                                                            ----------------       ----------------      -----------------
Total stockholders' equity                                           94,153                 91,389                 94,431
                                                            ----------------       ----------------      -----------------
Total liabilities and stockholders' equity                         $536,606               $483,237               $296,740
                                                            ================       ================      =================

                                 ATT HOLDING CO.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                    PREDECESSOR
                                                                            ----------------------------
                                                      THIRTEEN WEEKS              THIRTEEN WEEKS
                                                           ENDED                        ENDED
                                                      MARCH 26, 2005              MARCH 27, 2004
                                                  -----------------------   ----------------------------

Net sales                                            $133,806     100.0%        $129,686         100.0%

Cost of goods sold                                    100,734      75.3%          92,505          71.3%
                                                  ------------ ----------   ------------- --------------
Gross profit                                           33,072      24.7%          37,181          28.7%

Selling, general, and administrative expense           20,901      15.6%          20,436          15.8%
Amortization of intangible assets                         446       0.3%           1,081           0.8%
                                                  ------------ ----------   ------------- --------------
Operating income                                       11,725       8.8%          15,664          12.1%

Interest expense                                       10,992       8.2%           2,496           1.9%
Other (income) expense                                    (7)       0.0%           2,006           1.5%
                                                  ------------ ----------   ------------- --------------
Income before taxes                                       740       0.6%          11,162           8.6%

Income tax expense                                        498       0.4%           4,160           3.2%
                                                  ------------ ----------   ------------- --------------
Net income                                           $    242       0.2%        $  7,002           5.4%
                                                  ============ ==========   ============= ==============

                                 ATT HOLDING CO.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                   PREDECESSOR
                                                                            ---------------------------
                                                     TWENTY-SIX WEEKS            TWENTY-SIX WEEKS
                                                          ENDED                       ENDED
                                                      MARCH 26, 2005              MARCH 27, 2004
                                                  ----------------------   ----------------------------

Net sales                                            $215,852     100.0%       $214,101         100.0%

Cost of goods sold                                    161,719      74.9%        154,219          72.0%
                                                  ------------ ---------   -------------   ------------
Gross profit                                           54,133      25.1%         59,882          28.0%

Selling, general, and administrative expense           37,506      17.4%         37,141          17.3%
Amortization of intangible assets                         860       0.4%          2,218           1.0%
                                                  ------------ ---------   -------------   ------------
Operating income                                       15,767       7.3%         20,523           9.6%

Interest expense                                       17,187       8.0%          4,989           2.3%
Other (income) expense                                   (222)     -0.1%             58           0.0%
                                                  ------------ ---------   -------------   ------------
(Loss) income before taxes                             (1,198)     -0.6%         15,476           7.2%

Income tax (benefit) expense                             (320)     -0.1%          5,786           2.7%
                                                  ------------ ---------   -------------   ------------
Net (loss) income                                    $   (878)     -0.4%       $  9,690           4.5%
                                                  ============ =========   =============   ============

                                 ATT HOLDING CO.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                               PREDECESSOR
                                                                          -----------------------
                                                   FIFTY-TWO WEEKS           FIFTY-TWO WEEKS
                                                        ENDED                     ENDED
                                                    MARCH 26, 2005            MARCH 27, 2004
                                                -----------------------   -----------------------

Net sales                                           $440,238    100.0%        $428,609    100.0%

Cost of goods sold                                   336,757     76.5%         309,169     72.1%
                                                ------------- ---------   ------------- ---------
Gross profit                                         103,481     23.5%         119,440     27.9%

Selling, general, and administrative expense          75,809     17.2%          74,609     17.4%
Gain on disposal of fixed assets                      (4,843)    -1.1%          (1,097)    -0.3%
Special Charges                                          772      0.2%               -      0.0%
Amortization of intangible assets                      2,423      0.6%           4,259      1.0%
                                                ------------- ---------   ------------- ---------
Operating income                                      29,320      6.7%          41,654      9.7%

Interest expense                                      25,660      5.8%          10,786      2.5%
Other income                                            (117)     0.0%            (126)     0.0%
                                                ------------- ---------   ------------- ---------
Income before taxes                                    3,777      0.9%          30,994      7.2%

Income tax expense                                     2,784      0.6%          11,692      2.7%
                                                ------------- ---------   ------------- ---------
Net income                                          $    993      0.2%        $ 19,302      4.5%
                                                ============= =========   ============= =========

                                 ATT HOLDING CO.
                 RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                               PREDECESSOR
                                                                         -----------------------
                                                   THIRTEEN WEEKS           THIRTEEN WEEKS
                                                      ENDED                      ENDED
                                                  MARCH 26, 2005             MARCH 27, 2004
                                               ----------------------    -----------------------

Net income                                           $     242                    $  7,002

Depreciation of property, plant and equipment            2,360                       1,960
Amortization of intangible assets                          446                       1,081
Other (income) expense                                      (7)                      2,006
Gain on disposal of fixed assets                           (26)                         (7)
Interest expense                                        10,992                       2,496
Income tax expense                                         498                       4,160
                                                  -------------               -------------
EBITDA (a)                                              14,505                      18,698

Adjustments to EBITDA

Equity sponsor fees and other expenses (b)                 917                         517
                                                  -------------               -------------
Adjusted EBITDA (a)                                  $  15,422                    $ 19,215
                                                  =============               =============

(a) "EBITDA" is calculated as net income before income tax expense, interest expense, other (income) expense and gain on disposal of fixed assets plus depreciation and amortization. Adjusted EBITDA is EBITDA adjusted as indicated
below. Adjusted EBITDA is not intended to represent cash flow from operations as defined by GAAP and should not be used as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity.
EBITDA and Adjusted EBITDA are a basis upon which our management assesses financial performance and covenants in our senior credit facility are tied to ratios based on this measure. While EBITDA and adjusted EBITDA are frequently used as a measure of operations and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

(b) Consists of management fees paid to private equity sponsor (Castle Harlan in fiscal 2005 and Wind Point Partners in fiscal 2004), transaction fees associated with acquisitions, fees paid to lenders under our previous revolving loan facility primarily related to the unused portion thereof (in fiscal 2004), non-cash (income) expense related to our pension plan and non-cash charges recorded in accordance with SFAS 13 due to the expensing of escalating rent on a straight-line basis.

                                 ATT HOLDING CO.
                 RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                  PREDECESSOR
                                                                              ----------------------
                                                         TWENTY-SIX WEEKS       TWENTY-SIX WEEKS
                                                               ENDED                 ENDED
                                                          MARCH 26, 2005         MARCH 27, 2004
                                                     ----------------------   ----------------------

Net (loss) income                                           $   (878)                 $  9,690

Depreciation of property, plant and equipment                  4,715                     3,890
Amortization of intangible assets                                860                     2,218
Other (income) expense                                          (222)                       58
(Gain) loss on disposal of fixed assets                          (45)                        5
Interest expense                                              17,187                     4,989
Income tax (benefit) expense                                    (320)                    5,786
                                                        --------------            -------------
EBITDA (a)                                                    21,297                    26,636

Adjustments to EBITDA

Inventory write-up (b)                                             -                        90
Equity sponsor fees and other expenses (c)                     1,518                     1,075
                                                        --------------            -------------
Adjusted EBITDA (a)                                         $ 22,815                  $ 27,801
                                                        ==============            =============

(a) "EBITDA" is calculated as net (loss) income before income tax expense, interest expense, other (income) expense and (gain) loss on disposal of fixed assets plus depreciation and amortization. Adjusted EBITDA is EBITDA adjusted as indicated below. Adjusted EBITDA is not intended to represent cash flow from operations as defined by GAAP and should not be used as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA and Adjusted EBITDA are a basis upon which our management assesses financial performance and covenants in our senior credit facility are tied to ratios based on this measure. While EBITDA and adjusted EBITDA are frequently used as a measure of operations and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

(b) We are required by GAAP to adjust acquired inventory to fair market value for each acquisition. These amounts represent additional costs of goods sold as a result of these adjustments.

(c) Consists of management fees paid to private equity sponsor (Castle Harlan in fiscal 2005 and Wind Point Partners in fiscal 2004), transaction fees associated with acquisitions, fees paid to lenders under our previous revolving loan facility primarily related to the unused portion thereof (in fiscal 2004), non-cash (income) expense related to our pension plan and non-cash charges recorded in accordance with SFAS 13 due to the expensing of escalating rent on a straight-line basis.

                                 ATT HOLDING CO.
                 RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                               PREDECESSOR
                                                                           ------------------------
                                                       FIFTY-TWO WEEKS       FIFTY-TWO WEEKS
                                                            ENDED                 ENDED
                                                       MARCH 26, 2005         MARCH 27, 2004
                                                     ------------------    ------------------------

Net income                                                   $   993                 $19,302

Depreciation of property, plant and equipment                  9,404                   7,083
Amortization of intangible assets                              2,422                   4,259
Other income                                                    (117)                   (126)
Gain on disposal of fixed assets                              (4,843)                 (1,097)
Interest expense                                              25,660                  10,786
Income tax expense                                             2,784                  11,692
                                                        -------------         ---------------
EBITDA (a)                                                    36,303                  51,899

Adjustments to EBITDA

Inventory write-up (b)                                        10,069                     429
Equity sponsor fees and other expenses (c)                     3,336                   2,132
                                                        -------------         ---------------
Adjusted EBITDA (a)                                          $49,708                 $54,460
                                                        =============         ===============

(a) "EBITDA" is calculated as net income before income tax expense, interest expense, other income and gain on disposal of fixed assets plus depreciation and amortization. Adjusted EBITDA is EBITDA adjusted as indicated below. Adjusted
EBITDA is not intended to represent cash flow from operations as defined by GAAP and should not be used as an alternative to net income as an indicator of operating performance or to cash flow as a measure of liquidity. EBITDA and
Adjusted EBITDA are a basis upon which our management assesses financial performance and covenants in our senior credit facility are tied to ratios based on this measure. While EBITDA and adjusted EBITDA are frequently used as a measure of operations and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

(b) We are required by GAAP to adjust acquired inventory to fair market value for each acquisition. These amounts represent additional costs of goods sold as a result of these adjustments.

(c) Consists of management fees paid to private equity sponsor (Castle Harlan subsequent to June 27, 2004 and Wind Point Partners prior thereto), transaction fees associated with acquisitions, fees paid to lenders under our previous revolving loan facility primarily related to the unused portion thereof (in fiscal 2004), non-cash (income) expense related to our pension plan and non-cash charges recorded in accordance with SFAS 13 due to the expensing of escalating rent on a straight-line basis.